UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
June 25, 2010

Unify Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1420 Rocky Ridge Drive, Suite 380

Roseville, California 95661
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(916) 928-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

     This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Unify Corporation on July 1, 2010 (the “Initial Filing”), to include the required financial statements of Strategic Office Solutions, Inc., a California corporation (“Daegis”) and the unaudited pro forma financial information required pursuant to Regulation S-X. The Company and its wholly-owned subsidiary, Unify Acquisition Corp., a California corporation, acquired Daegis through a merger on June 29, 2010. This Amendment No. 1 is filed to include historical audited and unaudited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.

     The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items and exhibits to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following financial statements are filed as Exhibits to this Amendment and incorporated in their entirety herein by reference:
  The audited financial statements of Daegis as of December 31,2009 and 2008 and for the years then ended, and the notes related thereto, and the related independent auditor’s report of Grant Thornton LLP, are incorporated by reference to Exhibit 99.1 hereto.
  The unaudited interim condensed financial statements of Daegis as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.
(b) Unaudited Pro Forma Financial Information

The following information is hereby incorporated by reference to Exhibit 99.3 hereto:
  Unaudited pro forma condensed combined financial statements as of April 30, 2010 and for the year then ended, and the notes related thereto.
(c) Not applicable

(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants.

99.1	The audited financial statements of Daegis as of December 31,2009 and 2008 and for the years then ended, and the notes related thereto, and the related independent auditor’s report of Grant Thornton LLP.

99.2	The unaudited interim condensed financial statements of Daegis as of March 31, 2010 and for the three months ended March 31, 2010 and 2009.

99.3	Unaudited pro forma condensed combined financial statements as of April 30, 2010 and for the year then ended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2010

Unify Corporation

By:	/s/ Steven D. Bonham
Steven D. Bonham
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit
Number	Description
23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants.

99.1	The audited financial statements of Daegis as of December 31, 2009 and 2008 and for the years then ended, and the notes related thereto, and the related independent auditor’s report of Grant Thornton LLP.

99.2	The unaudited interim condensed financial statements of Daegis as of March 31, 2010 and for the three months ended March 31, 2010 and 2009.

99.3	Unaudited pro forma condensed combined financial statements as of April 30, 2010 and for the year then ended.